General California
Municipal Money
Market Fund

ANNUAL REPORT November 30, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California
                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General California Municipal Money Market Fund, covering the 12-month period from December 1, 2000 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that money market yields will remain low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 14, 2001

2


DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General California Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2001, the fund's Class A shares produced a 2.18% yield and Class B shares produced a 1.76% yield. Taking into account the effects of compounding, the fund' s Class A and Class B shares produced effective yields of 2.20% and 1.78%, respectively, during the same period.(1)

We attribute the fund's performance to a weakening economy, which led to the nation's first recession in 10 years. In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) reduced interest rates aggressively. Yields on tax-exempt money market securities declined commensurately.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In doing so, we employ two primary strategies. First, we normally attempt to add value by constructing a portfolio substantially of high quality, tax-exempt money market instruments that provide income exempt from federal and California state personal income taxes. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are gener-

                                                                   The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ally issued with maturities in the one-year range may in turn lengthen the portfolio's weighted average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to maintain then current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented the primary driver of the fund's performance. Signs of economic deterioration emerged as the reporting period began, causing tax-exempt yields to decline. Soon thereafter, the Fed began to take steps to stimulate economic growth, reducing short-term interest rates by 0.50 percentage points each in two separate moves in January 2001. The Fed subsequently eased eight more times during the reporting period, reducing the benchmark federal funds rate a total of 4.50 percentage points, its lowest level since the 1960s. Yields on one-year tax-exempt notes declined accordingly

The fund was also influenced by two major economic shocks. The first, occurring in the second quarter of 2001, was the California energy crisis, in which rising energy prices and a flawed deregulation plan sent a California electric utility into bankruptcy. The second shock occurred on September 11 when terrorists attacked New York and Washington, sending an already faltering U.S. economy into recession, further eroding expected tax revenues and placing additional pressure on California's already troubled fiscal condition.

In this environment, we generally maintained the fund' s weighted average maturity at a point that was longer than that of its peer group. This positioning proved advantageous, because it enabled us to lock in higher then prevailing yields as short-term interest rates fell. However, as of the end of the reporting period, approximately 77% of the fund's assets was invested in variable-rate demand notes (VRDNs), on which

4

yields are reset either daily or weekly. This emphasis on short-term VRDNs was primarily the result of low yields on longer term notes, because it has recently made little sense, in our opinion, to lock in such then current low yields.

What is the fund's current strategy?

With the economy in recession and the outlook unclear, our security selection strategy has mostly avoided the state's general obligation credit in favor of securities from California's school districts, cities and other local government issuers that we regard as more fiscally sound.

Although the fund's weighted average maturity ended the reporting period at a point that was longer than that of its peer group, we have found few opportunities to extend further. As existing municipal notes have matured, we believe we have had little choice but to reinvest the proceeds in VRDNs at today's low yields.

December 14, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER.

                                                             The Fund   5

November 30, 2001



STATEMENT OF INVESTMENTS



                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.7%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--96.1%

ABAG Finance Authority for Non-Profit Corporations

  MFHR, VRDN (Gaia Building Project)

   1.40% (LOC; FNMA)                                                                          2,500,000  (a)           2,500,000

Adelanto Public Utility Authority, Water and Sewer Revenue

  VRDN (Utility Systems Project):

      1.25% (LOC; California State Teacher's Retirement)                                     12,600,000  (a)          12,600,000

      1.50% (LOC; California State Teacher's Retirement)                                      8,000,000  (a)           8,000,000

Alameda Contra Costa Schools Financing Authority

  COP, VRDN (Capital Improvements Financing Project):

    1.40% (Insured; AMBAC and Liquidity Facility;

         Kredietbank)                                                                        12,820,000  (a)          12,820,000

      1.40% (LOC; Canadian Imperial Bank of Commerce)                                           900,000  (a)             900,000

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN:

    (2923 Adeline Association Project)

         1.40% (LOC; Wells Fargo Bank)                                                        1,455,000  (a)           1,455,000

      (Edward L. Shimmon Inc. Project)

         1.40% (LOC; Banque Nationale de Paris)                                               5,700,000  (a)           5,700,000

      (Meskimen Family Trust Project)

         1.40% (LOC; Banque Nationale de Paris)                                               5,900,000  (a)           5,900,000

      (Niles Machine and Tool)

         1.40% (LOC; Wells Fargo Bank)                                                        1,875,000  (a)           1,875,000

      (Plastikon Industries Inc. Project)

         1.40% (LOC; Bank of America)                                                         4,000,000  (a)           4,000,000

      (Plyproperties Project)

         1.40% (LOC; Wells Fargo Bank)                                                        6,675,000  (a)           6,675,000

      (Spectrum Label Corp.)

         1.50% (LOC; Wells Fargo Bank)                                                        3,695,000  (a)           3,695,000

      (Tool Family Partnership)

         1.40% (LOC; Wells Fargo Bank)                                                        1,950,000  (a)           1,950,000

      (West Coast Pack LLC Project)

         1.40% (LOC; LaSalle Bank)                                                            5,400,000  (a)           5,400,000

      (Wood Technical Project)

         1.40% (LOC; Wells Fargo Bank)                                                        2,425,000  (a)           2,425,000

Alameda County, MFHR, VRDN

  (Berkeleyan Project)

   1.40% (LOC; Wells Fargo Bank)                                                              5,895,000  (a)           5,895,000

Anaheim Housing Authority, MFHR, Refunding, VRDN:

  (Sage Park Project)

      1.25% (LOC; FNMA)                                                                       2,000,000  (a)           2,000,000

   (Villas at Anaheim Hill)

      1.60% (LOC; National Bank of Canada)                                                    8,850,000  (a)           8,850,000


6
                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Housing Finance Agency, VRDN:

  Home Mortgage Revenue

    1.55% (Insured; FSA and LOC: Commerzbank and

      California State Teacher's Retirement)                                                 13,000,000  (a)          13,000,000

   MFHR

      1.40% (LOC: California State Teacher's Retirement

      and Landesbank Hessen-Thuringen Girozentrale)                                          14,800,000  (a)          14,800,000

California Infrastructure and Economic Development Bank

  IDR, VRDN:

    (Cunico Corporation Project)

         1.45% (LOC; Comerica Bank)                                                           2,040,000  (a)           2,040,000

      (Murrietta Circuits)

         1.45% (LOC; Comerica Bank)                                                           4,400,000  (a)           4,400,000

California Pollution Control Financing Authority, VRDN:

  PCR, Refunding

    (Sierra Pacific Industries Project)

      1.35% (LOC; Bank of America)                                                            5,000,000  (a)           5,000,000

   SWDR:

      (Athens Services Project)

         2.40% (LOC; Wells Fargo Bank)                                                        5,000,000  (a)           5,000,000

      (Chicago Grade Landfill)

         1.45% (LOC; Comerica Bank)                                                           1,825,000  (a)           1,825,000

      (Evergreen Distributors)

         1.40% (LOC; California State Teacher's Retirement)                                   2,305,000  (a)           2,305,000

      (Greenteam of San Jose Project)

         1.40% (LOC; Wells Fargo Bank)                                                        3,000,000  (a)           3,000,000

      (Greenwaste Recovery Project)

         1.45% (LOC; Comerica Bank)                                                           4,305,000  (a)           4,305,000

      (Metro Recycling Corporation)

         1.45% (LOC; Comerica Bank)                                                           6,250,000  (a)           6,250,000

      (Ratto Group Company Inc. Project)

         1.40% (LOC; California State Teacher's Retirement)                                   4,920,000  (a)           4,920,000

      (Republic Services Inc. Project)

         1.40% (LOC; Bank of America)                                                         6,500,000  (a)           6,500,000

      (Santa Clara Valley Project)

         1.50% (LOC; California State Teacher's Retirement)                                   3,780,000  (a)           3,780,000

      (Specific Solid Waste Project)

         1.45% (LOC; Comerica Bank)                                                           5,460,000  (a)           5,460,000

California School Cash Reserve Program Authority, Revenue

   4%, 7/3/2002 (Insured; AMBAC)                                                             10,000,000               10,077,099

                                                                                                                  The Fund  7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California State Economic Development Financing

  Authority, IDR, VRDN:

    (Applied Aerospace)

         1.40% (LOC; American National Bank)                                                  2,500,000  (a)           2,500,000

      (Provena Foods Inc. Project)

         1.45% (LOC; Comerica Bank)                                                           1,925,000  (a)           1,925,000

California Statewide Communities Development Authority

  VRDN:

    MFHR:

         (Aegis Pleasant Hill)

            1.40% (LOC; Chase Manhattan Bank)                                                 6,270,000  (a)           6,270,000

         (Canyon Creek Apts.)

            1.25% (LOC; FNMA)                                                                11,800,000  (a)          11,800,000

         (La Puente Apts.)

            1.35% (LOC; U.S. Bank National Association)                                       1,600,000  (a)           1,600,000

         Refunding (Sunrise Fresno)

            1.25% (LOC; FNMA)                                                                 1,500,000  (a)           1,500,000

         (Sunrise of Moraga)

            1.75% (LOC; Commerzbank)                                                          1,200,000  (a)           1,200,000

      Revenue

         (St. Mary's and All Angels School)

            1.35% (LOC; Allied Irish Banks)                                                   8,000,000  (a)           8,000,000

California Statewide Communities Development Corporation

  IDR, VRDN:

    (American River):

         1.40% (LOC; California State Teacher's Retirement)                                   1,645,000  (a)           1,645,000

         1.50% (LOC; California State Teacher's Retirement)                                      30,000  (a)              30,000

      (Cordeiro Vault Company):

         1.40% (LOC; California State Teacher's Retirement)                                     475,000  (a)             475,000

         1.50% (LOC; California State Teacher's Retirement)                                      80,000  (a)              80,000

      (Evapco Inc. Project)

         1.40% (LOC; California State Teacher's Retirement)                                     120,000  (a)             120,000

      (Florestone Products)

         1.40% (LOC; California State Teacher's Retirement)                                   1,075,000  (a)           1,075,000

      (Setton Properties)

         1.45% (LOC; Wells Fargo Bank)                                                          400,000  (a)             400,000

      (South Bay Circuits)

         1.40% (LOC; California State Teacher's Retirement)                                   1,350,000  (a)           1,350,000

      (Staub Project)

         1.40% (LOC; California State Teacher's Retirement)                                     255,000  (a)             255,000

Concord, MFHR, VRDN

  (Maplewood and Golden Glen)

   1.40% (LOC; Citibank)                                                                      4,100,000  (a)           4,100,000

8

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Contra Costa County, MFHR, VRDN

  (Pincrest Apartments)

   1.40% (LOC; Citibank)                                                                        415,000  (a)             415,000

Dublin Housing Authority, MFHR, VRDN

  (Park Sierra)

   1.40% (LOC; Kredietbank)                                                                   4,400,000  (a)           4,400,000

Fresno, Airport Revenue, VRDN, Merlots Program

  1.52% (Insured; FSA and Liquidity Facility;

   First Union Bank)                                                                          8,995,000  (a)           8,995,000

Huntington Beach, MFHR, VRDN

  (Five Points Seniors Project)

   1.27% (LOC; FNMA)                                                                          3,100,000  (a)           3,100,000

Irwindale, IDR, VRDN

  (Toys "R" Us Inc. Project)

   1.825% (LOC; Bankers Trust Co.)                                                            3,000,000  (a)           3,000,000

Los Angeles, GO Notes, TRAN

   3.50%, 6/28/2002                                                                           3,000,000                3,013,844

Los Angeles County, GO Notes, TRAN

   3.75%, 6/28/2002                                                                           8,780,000                8,834,847

Los Angeles Industrial Development Authority, IDR

  VRDN (Los Angeles Service Station Project)

   1.15% (LOC; Comerica Bank)                                                                 2,400,000  (a)           2,400,000

Los Angeles County Schools, TRAN

   Pooled Financing Program 3.50%, 7/1/2002                                                   3,000,000                3,013,908

Newport Beach, Revenues, VRDN

   (Hoag Memorial Hospital) 1.40%                                                            11,200,000  (a)          11,200,000

Oakland Unified School District, GO Notes, TRAN

   3%, 10/24/2002                                                                            12,500,000               12,588,151

Orange County, Airport Revenue, Refunding

   5.50%, 7/1/2002                                                                            2,000,000                2,031,856

Oxnard Industrial Development Authority, IDR

  VRDN:

    (Accurate Engineering Project)

         1.40% (LOC; California State Teacher's Retirement)                                   2,055,000  (a)           2,055,000

      (Western Saw Manufacturers)

         1.40% (LOC; California State Teacher's Retirement)                                   3,180,000  (a)           3,180,000

Oxnard School District, GO Notes, TRAN

   4%, 7/24/2002                                                                              3,500,000                3,528,516

Port Oakland, Revenue, VRDN

  Merlots Program

   1.52% (Insured; FGIC and LOC; First Union Bank)                                           14,680,000  (a)          14,680,000

                                                                                                                 The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Riverside County Housing Authority, MFHR, Refunding

  VRDN (Amanda Park Project)

   1.25% (LOC; FHLB)                                                                          5,000,000  (a)           5,000,000

Riverside Industrial Development Authority, IDR, VRDN

  (Sabert Corporation Project)

   1.45% (LOC; The Bank of New York)                                                          7,000,000  (a)           7,000,000

Riverside-San Bernardino Housing and Finance Agency, LR

   VRDN 1.45% (Liquidity Facility; Societe Generale)                                         10,250,000  (a)          10,250,000

San Diego, GO Notes, TRAN

   3.25%, 8/1/2002                                                                           18,390,000               18,462,917

San Diego Area Housing and Finance Agency, LR, VRDN

   1.40% (LOC; Societe Generale)                                                             32,500,000  (a)          32,500,000

San Francisco City & County Airport Commission

  International Airport Revenue

   5.60%, 5/1/2002 (Insured; FSA)                                                             2,000,000                2,021,014

San Francisco City & County Redevelopment Agency

  MFHR, VRDN (St. Francis Place Project)

   1.575% (LOC; Credit Suisse)                                                               10,000,000  (a)          10,000,000

San Juan Unified School District, GO Notes, TRAN

   2.50%, 10/24/2002                                                                          5,000,000                5,015,320

San Leandro, MFHR, VRDN

  (Carlton Plaza)

   1.75% (LOC; Commerzbank)                                                                   4,220,000  (a)           4,220,000

San Luis Obispo County Board of Education, GO Notes

   TRAN 3.50%, 7/02/2002                                                                      5,000,000                5,024,138

Santa Clara County-El Camino Hospital District

  Hospital Facilities Authority, LR, VRDN

  (Valley Medical Center Project)

   1.55% (LOC; Bayerisch Hypo-Und Vereinsbank)                                                7,000,000  (a)           7,000,000

Santa Cruz County, GO Notes, TRAN

   3.50%, 9/19/2002                                                                          10,500,000               10,610,940

Selma Public Financing Authority, LR, Refunding

  VRDN (Street Improvement and Redevelopment Project)

   1.40% (LOC; Allied Irish Banks)                                                            6,845,000  (a)           6,845,000

South Coast Local Education Agencies, TRAN

   3.25%, 6/28/2002                                                                          10,000,000               10,034,563

10

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Upland Community Redevelopment Agency, MFHR, Refunding

  VRDN (Northwoods 156 Project)

   1.20% (LOC; FNMA)                                                                          1,000,000  (a)           1,000,000

Vallejo Unified School District, TRAN

   4%, 7/17/2002                                                                             10,000,000               10,081,491

U.S. RELATED--2.6%

Guam Government, LOR, GO Notes

   3.25% (Insured; FSA)                                                                       4,000,000                4,053,600

Puerto Rico Industrial Tourist Educational, Medical and

  Environmental Control Facilities, Revenue, VRDN

   (Bristol-Myers Squibb Project) 1.35%                                                       8,300,000  (a)           8,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $473,482,204)                                                             98.7%              473,482,204

CASH AND RECEIVABLES (NET)                                                                         1.3%                6,319,784

NET ASSETS                                                                                       100.0%              479,801,988

                                                                                                                   The Fund  11


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond                IDR                       Industrial Development Revenue
                            Assurance Corporation
                                                                 LOC                       Letter of Credit
COP                       Certificate of Participation
                                                                 LOR                       Limited Obligation Revenue
FGIC                      Financial Guaranty Insurance
                            Company                              LR                        Lease Revenue

FHLB                      Federal Home Loan Banks                MFHR                      Multi-Family Housing Revenue

FNMA                      Federal National Mortgage              PCR                       Pollution Control Revenue
                            Association
                                                                 SWDR                      Solid Waste Disposal Revenue
FSA                       Financial Security Assurance
                                                                 TRAN                      Tax and Revenue Anticipation
GO                        General Obligation                                                 Notes

                                                                 VRDN                      Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1, A                              97.3

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                         2.7

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE  ON DEMAND.  VARIABLE  INTEREST  RATE--SUBJECT  TO
     PERIODIC CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS
     OF THE ISSUERS.

(C)  AT  NOVEMBER  30,  2001,  THE  FUND HAD  $135,205,000  OR 28.2% OF NET
     ASSETS, INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST
     IS DEPENDENT UPON REVENUES GENERATED FROM HOUSING PROJECTS.



SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           473,482,204   473,482,204

Cash                                                                  8,700,449

Interest receivable                                                   1,891,182

Prepaid expenses                                                         30,402

                                                                    484,104,237
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           206,961

Payable for investment securities purchased                           4,055,044

Accrued expenses                                                         40,244

                                                                      4,302,249
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      479,801,988
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     479,881,001

Accumulated net realized gain (loss) on investments                     (79,013)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      479,801,988

NET ASSET VALUE PER SHARE

                                                         Class A      Class B
--------------------------------------------------------------------------------

Net Assets ($)                                       476,007,166    3,794,822

Shares Outstanding                                   476,088,240    3,792,761
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF OPERATIONS

Year Ended November 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,170,632

EXPENSES:

Management fee--Note 2(a)                                            2,550,398

Shareholder servicing costs--Note 2(c)                                 241,078

Custodian fees                                                          60,014

Professional fees                                                       45,657

Registration fees                                                       31,421

Prospectus and shareholders' reports                                    28,314

Trustees' fees and expenses--Note 2(d)                                  16,442

Distribution fees--Note 2(b)                                            15,061

Miscellaneous                                                           12,811

TOTAL EXPENSES                                                       3,001,196

Less--reduction in shareholder servicing costs
   due to undertaking--Note 2(c)                                        (3,304)

NET EXPENSES                                                         2,997,892

INVESTMENT INCOME--NET                                              11,172,740
-------------------------------------------------------------------------------=

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                120,453

Net unrealized appreciation (depreciation) on investments              (33,118)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  87,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,260,075

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended November 30,
                                             -----------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,172,740           17,132,191

Net realized gain (loss) on investments           120,453               16,992

Net unrealized appreciation
   (depreciation) on investments                  (33,118)              33,118

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,260,075           17,182,301
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (11,034,123)         (16,825,975)

Class B shares                                   (138,617)            (306,216)

TOTAL DIVIDENDS                               (11,172,740)         (17,132,191)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                              2,345,843,811        2,496,093,505

Class B shares                                 41,161,545           55,257,955

Dividends reinvested:

Class A shares                                 10,455,588           16,006,356

Class B shares                                    132,429              303,379

Cost of shares redeemed:

Class A shares                             (2,477,431,798)      (2,438,984,993)

Class B shares                                (47,448,844)         (62,928,570)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (127,287,269)          65,747,632

TOTAL INCREASE (DECREASE) IN NET ASSETS      (127,199,934)          65,797,742
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           607,001,922          541,204,180

END OF PERIOD                                 479,801,988          607,001,922

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                                 Four Months
                                                                                                       Ended      Year Ended
                                                        Year Ended November 30,                  November 30,        July 31,
                                         -----------------------------------------------
CLASS A SHARES                              2001        2000         1999          1998                 1997(a)         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                      1.00        1.00         1.00          1.00                 1.00            1.00

Investment Operations:

Investment income--net                      .022        .030         .024          .027                 .010            .029

Distributions:

Dividends from
   investment income--net                  (.022)      (.030)       (.024)        (.027)               (.010)          (.029)

Net asset value,
   end of period                            1.00        1.00         1.00          1.00                 1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            2.20        3.04         2.44          2.78                 2.96(b)         2.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                        .58         .58          .61           .64                  .70(b)          .64

Ratio of net investment
   income to average
   net assets                               2.20        2.98         2.42          2.74                 2.97(b)         2.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                           476,007     597,054      523,890       335,726              361,102         327,226

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

16



                                                                                                 Four Months
                                                                                                       Ended      Year Ended
                                                        Year Ended November 30,                  November 30,        July 31,
                                         -----------------------------------------------

CLASS B SHARES                              2001        2000         1999          1998                 1997(a)         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                      1.00        1.00         1.00          1.00                 1.00            1.00

Investment Operations:

Investment income--net                      .018        .026         .020          .024                 .009            .026

Distributions:

Dividends from
   investment income--net                  (.018)      (.026)       (.020)        (.024)               (.009)          (.026)

Net asset value,
   end of period                            1.00        1.00         1.00          1.00                 1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            1.78        2.63         2.06          2.39                 2.57(b)         2.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                       1.00        1.00          .95          1.00                 1.00(b)         1.00

Ratio of net investment
   income to average
   net assets                               1.86        2.53         2.06          2.34                 2.62(b)         2.52

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                   .04         .05          .13           .07                  .13(b)          .07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                             3,795       9,948       17,314         8,760                2,669             928

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  17


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $31,151 during the period ended November 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund  19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $79,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $18,000 of the carryover expires in fiscal 2003, $19,000 expires in fiscal 2004, $21,000 expires in fiscal 2005, $8,000 expires in fiscal 2006 and $13,000 expires in fiscal 2007.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing their shares at an annual rate up to .20 of 1% of the value of the average daily net assets of Class B shares. During the period ended November 30, 2001, Class B shares were charged $15,061 pursuant to the Distribution Plan.

20

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, Class A shares were charged $137,553 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the Distributor for the provision of certain services to the holders of Class B shares, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2000 through November 30, 2001, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Class B Shareholder Services Plan. During the period ended November 30, 2001, Class B shares were charged $18,593 of which $3,304 was reimbursed by the Manager.

                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $62,835 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

22

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
General California Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York
January 7, 2002

                                                                    The Fund  23


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).


                                                           For More Information

                        General California Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET Information
can be viewed online
or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  573AR1101